Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                /s/Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer
                                                Scudder Lifecycle Mid Range
                                                Fund, Scudder Lifecycle Short
                                                Range Fund, Scudder Mid Cap
                                                Fund, Scudder Small Cap Fund,
                                                Scudder Preservation Plus
                                                Income Fund, a series of
                                                Scudder Advisor Funds




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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                   /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder Lifecycle Mid Range
                                                   Fund, Scudder Lifecycle Short
                                                   Range Fund, Scudder Mid Cap
                                                   Fund, Scudder Small Cap Fund,
                                                   Scudder Preservation Plus
                                                   Income Fund, a series of
                                                   Scudder Advisor Funds